UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2014

SMITH & WESSON HOLDING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue Springfield, Massachusetts	01104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 331-0852

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated December 11, 2014, filed by Smith & Wesson Holding Corporation on December 12, 2014 (the “Original Report”). The Original Report was filed to report the completion of Smith & Wesson Holding Corporation’s acquisition of Battenfeld Acquisition Company Inc., including its wholly owned subsidiary, Battenfeld Technologies, Inc. In response to parts (a) and (b) of Item 9.01 of the Original Report, Smith & Wesson Holding Corporation stated that it would file the required financial information by amendment, as permitted by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. Smith & Wesson Holding Corporation hereby amends the Original Report in order to provide the required financial information.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The historical audited consolidated financial statements of Battenfeld Acquisition Company Inc. for the year ended December 31, 2013 and the historical unaudited consolidated financial statements of Battenfeld Acquisition Company Inc. for the three and nine months ended September 30, 2014 and 2013, are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma consolidated combined balance sheet of Smith & Wesson Holding Corporation as of October 31, 2014 and the unaudited pro forma consolidated combined statements of income of Smith & Wesson Holding Corporation for the year ended April 30, 2014 and for the six months ended October 31, 2014, giving effect to the acquisition of Battenfeld Acquisition Company Inc., including its wholly owned subsidiary, Battenfeld Technologies, Inc., are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

23.1	Consent of BKD, LLP

99.1	The historical audited consolidated financial statements of Battenfeld Acquisition Company Inc. for the year ended December 31, 2013 and the historical unaudited consolidated financial statements of Battenfeld Acquisition Company Inc. for the three and nine months ended September 30, 2014 and 2013

99.2	The unaudited pro forma consolidated combined financial statements of Smith & Wesson Holding Corporation for the year ended April 30, 2014 and for the six months ended October 31, 2014, giving effect to the acquisition of Battenfeld Acquisition Company Inc., including its wholly owned subsidiary, Battenfeld Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2015	SMITH & WESSON HOLDING CORPORATION

	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibits

23.1	Consent of BKD, LLP

99.1	The historical audited consolidated financial statements of Battenfeld Acquisition Company Inc. for the year ended December 31, 2013 and the historical unaudited consolidated financial statements of Battenfeld Acquisition Company Inc. for the three and nine months ended September 30, 2014 and 2013

99.2	The unaudited pro forma consolidated combined financial statements of Smith & Wesson Holding Corporation for the year ended April 30, 2014 and for the six months ended October 31, 2014, giving effect to the acquisition of Battenfeld Acquisition Company Inc., including its wholly owned subsidiary, Battenfeld Technologies, Inc.